FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 1998


Available Amount to Note Holders:                                                      6,957,372.34

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             448,594.87
          (b) Servicer Fees from current and prior Collection Period                      88,960.58
          (c) Servicing Charges inadvertantly deposited in Collection Account                  -
(iv)      Current and unpaid Back-up Servicing Fees                                        3,348.79
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   22,888.11
          Adjustment to prior month premium amount                                             -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid
          Indenture Trustee Fees                                                              291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                        110,034.12
          Adjustment to prior month Class A-1 Note Interest                                    -
          Class A-2 Note Interest                                                        452,326.38
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         24,469.66
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,954.73
(xi)      Class B-2 Note Interest                                                         22,923.65
(xii)     Class A-1 thought A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                      4,801,728.21
          Class A-2 Principal Distribution Amount                                              -
          Class A-3 Principal Distribution Amount                                              -
          Class A-4 Principal Distribution Amount                                              -
(xiii)    Note Insure Reimbursement Amount                                                     -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal  104,385.40
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal  104,385.40
(xvi)     Letter of Credit Reimbursement Amount                                                -
(xvii)    Class B-3 Note Interest                                                         24,878.38
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal  104,385.40
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        -
(xx)      Letter of Credit Additional Reimbursement Amount                                     -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 1998


(xxii)    Remaining Amount to Residual Holder                                             62,425.17
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                              97,994.45
          Class A-2 additional Principal Distribution Amount                                   -
          Class A-3 additional Principal Distribution Amount                                   -
          Class A-4 additional Principal Distribution Amount                                   -
          Class B-1 additional Principal Distribution Amount                               2,130.31
          Class B-2 additional Principal Distribution Amount                               2,130.31
          Class B-3 additional Principal Distribution Amount                               2,130.31


          Reviewed By:



          --------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 1998





                                                                                                      Result
                                                                                                      ------
Gross Charge Event Calculation:

    Gross Charge Off Ratio Current Period                                                              1.09%
    Gross Charge Off Ratio Prior Period                                                                1.33%
    Gross Charge Off Ratio Second Prior Period                                                         0.37%
                                                                                                       -----
    Average of Gross Charge Off Ratio for Three Periods                                                0.93%
    Maximum Allowed                                                                                    2.50%

    Gross Charge Off Ratio:
    -----------------------

                                ADCPB of                                                            Gross Charge Off Ratio
                             All Defaulted          Less                                                 Charge Offs/
                               Contracts         Recoveries        Charge Offs         ADCPB                ADCPB
                             -------------       ----------        -----------     --------------   ----------------------

    Current Period             558,855.87        396,025.65         162,830.22     178,695,755.00           1.09%
    Prior Period               558,581.01        355,230.49         203,350.52     183,809,646.31           1.33%
    Second Prior Period        539,561.02        481,091.25          58,469.77     188,870,384.73           0.37%


Delinquency Event Calculation:

                                                                                                      Results
                                                                                                      -------

    Delinquency Trigger Ratio Current Period                                                           2.99%
    Delinquency Trigger Ratio Prior Period                                                             3.17%
    Delinquency Trigger Ratio Second Prior Period                                                      3.21%
                                                                                                       ----
    Average of Delinquency Trigger Ratios                                                              3.13%
    Maximum Allowed                                                                                    7.50%

Delinquency Trigger Ratio:
--------------------------

                                   A                B                     A/B
                                   -                -                     ---
                                ADCPB of         ADCPB of
                          Contract > 30 Days    All Contracts      Delinquency Trigger
                               Past Due        As of Month-End           Ratio:
                          ------------------   ---------------     -------------------

    Current Period            5,362,255.28     179,222,649.91            2.99%
    Prior Period              5,826,430.47     183,694,357.13            3.17%
    Second Prior Period       6,070,704.82     188,952,691.55            3.21%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 1998





                     INITIAL          BEGINNING          BASE        ADDITIONAL      TOTAL            ENDING          ENDING
                    PRINCIPAL         PRINCIPAL        PRINCIPAL      PRINCIPAL    PRINCIPAL        PRINCIPAL       CERTIFICATE
    CLASS            BALANCE           BALANCE       DISTRIBUTION   DISTRIBUTION  DISTRIBUTION       BALANCE          FACTOR
    -----         --------------    --------------   ------------    ---------    ------------    --------------     ---------
 Class A-1         32,998,000.00     20,939,768.50   4,801,728.21    97,994.45    4,899,722.67     16,040,045.83     0.4860915
 Class A-2         85,479,000.00     85,479,000.00           -             -              -        85,479,000.00     1.0000000
 Class A-3         51,527,000.00     51,527,000.00           -             -              -        51,527,000.00     1.0000000
 Class A-4         38,238,000.00     38,238,000.00           -             -              -        38,238,000.00     1.0000000
                  --------------    --------------   ------------    ---------    ------------    --------------     ---------
 Total Class A    208,242,000.00    196,183,768.50   4,801,728.21    97,994.45    4,899,722.67    191,284,045.83     0.9185661
 Class B-1          4,527,000.00      4,264,864.54     104,385.40     2,130.31      106,515.71      4,158,348.83     0.9185661
 Class B-2          4,527,000.00      4,264,864.54     104,385.40     2,130.31      106,515.71      4,158,348.83     0.9185661
 Class B-3          4,527,000.00      4,264,864.54     104,385.40     2,130.31      106,515.71      4,158,348.83     0.9185661
                  --------------    --------------   ------------    ---------    ------------    --------------
 Total            221,823,000.00    208,978,362.11   5,114,884.40    04,385.40    5,219,269.80    203,759,092.31

ADCPB at end of Collection Period                                                                 208,286,118.17
                                                                                                  --------------
Excess of ending ADCPB over ending note balance                                                     4,527,025.86
Floor                                                                                               4,527,025.86
                                                                                                  --------------
Difference                                                                                                  -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1998


AVAILABLE FUNDS
    Collection Account balance, as of December 31, 1997                                                4,009,954.77
    Investment earnings on amounts in Collection Account                                                  13,265.04
    Payments due Collection Account from last 3 business days of Collection Period                       336,938.20
    Additional contribution for terminated trade-ups and rebooked leases                                 150,218.46
    Servicer Advance on current Determination Date                                                     2,446,995.87
                                                                                                     --------------
    Available Funds on Payment Date                                                                    6,957,372.34
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,957,372.34
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,957,372.34
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                   448,594.87
    Unreimbursed Servicer Advances paid                                                                  448,594.87
                                                                                                     --------------
    Unreimbursed Servicer Advances remaining unpaid                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,508,777.47
SERVICER FEES
    Servicer Fees due                                                                                     88,960.58
    Servicer Fees paid                                                                                    88,960.58
                                                                                                     --------------
    Servicer Fees remaining unpaid                                                                            -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,419,816.90
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,419,816.90
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                              3,348.79
    Back-up Servicer Fees paid                                                                             3,348.79
                                                                                                     --------------
    Back-up Servicer Fees remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,416,468.11
PREMIUM AMOUNT
    Premium Amount due                                                                                    22,888.11
    Premium Amount paid                                                                                   22,888.11
                                                                                                     --------------
    Premium Amount remaining unpaid                                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,393,580.00
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                                291.67
    Indenture Trustee Fee paid                                                                               291.67
                                                                                                     --------------
    Indenture Trustee Fee remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,393,288.33
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                                      -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                     --------------
    Total Indenture Trustee Expenses paid                                                                     -
                                                                                                     --------------
    Indenture Trustee Expenses unpaid                                                                         -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


REMAINING AVAILABLE FUNDS                                                                              6,393,288.33
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                              110,034.12
    Class A-2 Note Interest                                                                              452,326.38
    Class A-3 Note Interest                                                                              272,663.71
    Class A-4 Note Interest                                                                              202,342.75
                                                                                                     --------------
    Total Class A Interest due                                                                         1,037,366.95
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,355,921.38
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                           24,469.66
    Class B-1 Note Interest paid                                                                          24,469.66
                                                                                                     --------------
    Class B-1 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,331,451.72
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                          1,954.73
    Letter of Credit Bank Fee paid                                                                         1,954.73
                                                                                                     --------------
    Letter of Credit Bank Fee remaining unpaid                                                                -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,329,496.99
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                           22,923.65
    Class B-2 Note Interest paid                                                                          22,923.65
                                                                                                     --------------
    Class B-2 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,306,573.34
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                     4,801,728.21
    Class A Note Principal Balance as of preceding Payment Date                                      196,183,768.50
                                                                                                     --------------
    Class A Base Principal Distribution Amount paid                                                    4,801,728.21
                                                                                                     --------------
    Class A Base Principal Distribution Amount remaining unpaid                                               -

    Class A-1 Note Principal Balance as of preceding Payment Date                                     20,939,768.50
    Class A-1 Base Principal Distribution Amount paid                                                  4,801,728.21
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                               16,138,040.29
                                                                                                     --------------

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                     85,479,000.00
    Class A-2 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               85,479,000.00

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                     51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


    Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                                504,845.13

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                      -
    Note Insurer Reimbursement Amount paid                                                                     -
                                                                                                     --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                         -
REMAINING AVAILABLE FUNDS                                                                                504,845.13

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                      4,264,864.54
    Class B-1 Base Principal Distribution due                                                            104,385.40
    Class B-1 Base Principal Distribution paid                                                           104,385.40
                                                                                                     --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                    -
    Class B-1 Note Principal Balance after distribution on Payment Date                                4,160,479.14

REMAINING AVAILABLE FUNDS                                                                                400,459.73

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                      4,264,864.54
    Class B-2 Base Principal Distribution due                                                            104,385.40
    Class B-2 Base Principal Distribution paid                                                           104,385.40
                                                                                                     --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                    -
    Class B-2 Note Principal Balance after distribution on Payment Date                                4,160,479.14

REMAINING AVAILABLE FUNDS                                                                                296,074.34

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                 -
    Letter of Credit Reimbursement Amount paid                                                                -
                                                                                                     --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                    -
REMAINING AVAILABLE FUNDS                                                                                296,074.34
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                           24,878.38
    Class B-3 Note Interest paid                                                                          24,878.38
                                                                                                     --------------
    Class B-3 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                                271,195.96

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                      4,264,864.54
    Class B-3 Base Principal Distribution due                                                            104,385.40
    Class B-3 Base Principal Distribution paid                                                           104,385.40
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


    Class B-3 Base Principal Distribution remaining unpaid                                                    -
    Class B-3 Note Principal Balance after distribution on Payment Date                                4,160,479.14

REMAINING AVAILABLE FUNDS                                                                                166,810.57
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                               -
    Remaining Indenture Trustee Expenses paid                                                                 -
                                                                                                     --------------
    Remaining Indenture Trustee Expenses unpaid                                                               -
REMAINING AVAILABLE FUNDS                                                                                166,810.57

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                      -
    Additional Letter of Credit Reimbursement Amount paid                                                     -
                                                                                                     --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                         -
REMAINING AVAILABLE FUNDS                                                                                166,810.57

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                  -
    Other Amounts Due Servicer under Servicing Agreement paid                                                 -
                                                                                                     --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                     -
REMAINING AVAILABLE FUNDS                                                                                166,810.57

EXCESS OF ADCPB OVER ENDING NOTE BALANCES                                                                104,385.40

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                         62,425.17

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                104,385.40

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            104,385.40
    Adjusted Principal Distribution Sharing Ratio                                                             93.878%
                                                                                                     --------------
    Additional Principal Distribution to Class A                                                          97,994.45

    Class A Note Principal Balance after payment above                                               191,382,040.29
                                                                                                     --------------
    Class A additional Principal Distribution Amount paid                                                 97,994.45
                                                                                                     --------------
    Excess cash after payment of additional Class A Principal Distribution                                    -

    Class A-1 Note Principal Balance after payment above                                              16,138,040.29
    Class A-1 additional Principal Distribution Amount paid                                               97,994.45
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                               16,040,045.83
                                                                                                     --------------

    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                     --------------

    Class A-2 Note Principal Balance after payment above                                              85,479,000.00
    Class A-2 additional Principal Distribution Amount paid                                                   -
                                                                                                              -
    Class A-2 Note Principal Balance after distribution on Payment Date                               85,479,000.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                     --------------

    Class A-3 Note Principal Balance after payment above                                              51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                   -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                     --------------

    Class A-4 Note Principal Balance after payment above                                              38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                   -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            104,385.40
    Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-1                                                         2,130.31

    Class B-1 Note Principal Balance after payment above                                               4,160,479.14
    Class B-1 additional Principal Distribution paid                                                       2,130.31
                                                                                                     --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                                4,158,348.83

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            104,385.40
    Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-2                                                         2,130.31

    Class B-2 Note Principal Balance after payment above                                               4,160,479.14
    Class B-2 additional Principal Distribution paid                                                       2,130.31
                                                                                                     --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                                4,158,348.83

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            104,385.40
    Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-3                                                         2,130.31

    Class B-3 Note Principal Balance after payment above                                               4,160,479.14
    Class B-3 additional Principal Distribution paid                                                       2,130.31
                                                                                                     --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                                4,158,348.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      213,505,387.96
     ADCPB, end of Collection Period                                                            208,286,118.17
                                                                                                --------------
     Base Principal Amount                                                                        5,219,269.80

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              1,995,625.59
     Servicing Advances collected during the current Collection Period                            1,547,030.72
                                                                                                  ------------
     Unreimbursed Servicing Advances as of current Determination Date                               448,594.87

CALCULATION OF INTEREST DUE

                          BEGINNING                      CURRENT                            TOTAL
                          PRINCIPAL       INTEREST      INTEREST         OVERDUE          INTEREST
       CLASS               BALANCE          RATE           DUE           INTEREST            DUE
     ---------        ----------------   ---------     ----------       ----------      -----------
     Class A-1           20,939,768.50     5.7325%     110,034.12            -           110,034.12
     Class A-2           85,479,000.00     6.3500%     452,326.38            -           452,326.38
     Class A-3           51,527,000.00     6.3500%     272,663.71            -           272,663.71
     Class A-4           38,238,000.00     6.3500%     202,342.75            -           202,342.75
     Class B-1            4,264,864.54     6.8850%      24,469.66            -            24,469.66
     Class B-2            4,264,864.54     6.4500%      22,923.65            -            22,923.65
     Class B-3            4,264,864.54     7.0000%      24,878.38            -            24,878.38
                        ---------------              ------------       ----------     ------------
                        208,978,362.11     6.3718%   1,109,638.64            -         1,109,638.64

CALCULATION OF PRINCIPAL DUE

                         BASE              BASE                               TOTAL
                      PRINCIPAL         PRINCIPAL          OVERDUE          PRINCIPAL
       CLASS         AMOUNT PCT.         AMOUNT           PRINCIPAL            DUE
       ------       ------------      ------------        ----------      -------------
     Class A               92.0%      4,801,728.21              -         4,801,728.21
     Class B-1              2.0%        104,385.40              -           104,385.40
     Class B-2              2.0%        104,385.40              -           104,385.40
     Class B-3              2.0%        104,385.40              -           104,385.40
                                      ------------        ---------       ------------
                                      5,114,884.40              -         5,114,884.40

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     213,505,387.96
     Servicer Fee Rate                                                                                   0.500%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Servicer Fee due current period                                                                 88,960.58
     Prior Servicer Fee arrearage                                                                            -
                                                                                                --------------
     Servicer Fee due                                                                                88,960.58

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     213,505,387.96
     Back-up Servicer Fee Rate                                                                           0.020%
     One-twelfth                                                                                          1/12
                                                                                                --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


     Back-up Servicer Fee due Current Period                                                          3,558.42
     less overpayment from prior period                                                                (209.64)
     Prior Back-up Servicer Fee Arrearage                                                                    -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         3,348.79

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 196,183,768.50
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Premium Amount due Current Period                                                               22,888.11
     Prior Premium Amount arrearage                                                                          -
                                                                                                --------------
     Total Premium Amount due                                                                        22,888.11

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                   -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              4,264,864.54
     Letter of Credit Bank Fee Rate                                                                       0.55%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Letter of Credit Bank Fee due Current Period                                                     1,954.73
     Letter of Credit Bank Fee arrearage                                                                     -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,954.73

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                                -
     Prior Letter of Credit Reimbursement Amount arrearage                                                   -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                         -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                          -
     Prior Indenture Trustee Expenses arrearage                                                              -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                    -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                     -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                        -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                              -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                   -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                  -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                              -


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1998


FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                        2.00%
                                                                                                --------------
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 208,286,118.17

     Aggregate Note Balances prior to any payment on current Payment Date                       208,978,362.11
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,801,728.21
     Class B-1                                                                                      104,385.40
     Class B-2                                                                                      104,385.40
     Class B-3                                                                                      104,385.40
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            5,114,884.40
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              203,863,477.71
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,422,640.46

     Excess of ADCPB over Ending Note Balances                                                      104,385.40

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 1998


RESTRICTING EVENT DETERMINATION:
                                                                Yes/No
                                                                ------
       A) Event of Servicer Termination (Yes/No)                  No
       B) Note Insure has Made a Payment (Yes/No)                 No
       C) Gross Charge Off Event has Occurred (Yes/No)            No
       D) Delinquency Trigger Event has Occurred (Yes/No)         No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                Yes/No
                                                                ------
       A) Failure to distribute to the Noteholders all
          or part of any payment of Interest required
          to be made under the terms of such Notes or
          the Indenture when due; and,                            No
       B) Failure to distribute to the Noteholders
          (x) on any Payment Date, an amount equal to the
          principal due on the Outstanding Notes as of
          such Payment Date to the extent that sufficient
          Available Funds are on deposition the Collection
          Account of (y) on the                                   No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                             Event                                                      Yes/No
    -------                                             -----                                                      ------
  6.01(i)         Failure to make payment required                                                                    No
  6.01(ii)        Failure to submit Monthly Statement                                                                 No
  6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                                 No
  6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                                       No
  6.01(v)         Servicer files a voluntary petition for bankruptcy                                                  No
  6.01(vi)        Order of judgement in excess of $500,000                                                            No
  6.01(vii)       Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed               No
  6.01(viii)      Assignment by Servicer to a delegate its rights under Servicing Agreement                           No
  6.01(ix)        Servicer Trigger Event as contained in the Insurance Agreement has occurred.                        No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 1998




Gross Charge Event Calculation:

                                                               RESULT
                                                               ------
    Gross Charge Off Ratio Current Period                              1.43%
    Gross Charge Off Ratio Prior Period                               -0.02%
    Gross Charge Off Ratio Second Prior Period                         0.02%
    Average of Gross Charge Off Ratio for Three Periods                0.47%


    GROSS CHARGE OFF RATIO:
    ----------------------

                           ADCPB OF                                                      GROSS CHARGE OFF RATIO
                        ALL DEFAULTED         LESS                                            CHARGE OFFS/
                          CONTRACTS       RECOVERIES        CHARGE OFFS         ADCPB             ADCPB
                        -------------     ----------        -----------         -----    ----------------------
    Current Period        518,690.07      270,979.53         247,710.54    208,286,118.17          1.43%
    Prior Period          206,389.28      210,137.68          -3,748.40    213,505,387.96         -0.02%
    Second Prior Period   127,142.70      124,029.31           3,113.39    217,974,137.88          0.02%


Delinquency Event Calculation:

                                                                                             RESULTS
                                                                                             -------
    Delinquency Trigger Ratio Current Period                                                      2.42%
    Delinquency Trigger Ration Prior Period                                                       4.16%
    Delinquency Trigger Ration Second Prior Period                                                1.71%
                                                                                                  ----
    Average of Delinquency Trigger Ratios                                                         2.76%

DELINQUENCY TRIGGER RATIO:
-------------------------

                                A                B                A/B
                            ADCPB OF         ADCPB OF
                       CONTRACT > 30 DAYS       ALL         DELINQUENCY TRIGGER
                            PAST DUE         CONTRACTS           RATIO:
                       ------------------    ---------      -------------------
    Current Period           5,033,430.40    208,286,118.17            2.42%
    Prior Period             8,876,903.30    213,505,387.96            4.16%
    Second Prior Period      3,729,070.13    217,974,132.88            1.71%


                                     Page 1